                               AUTOMATIC AGREEMENT


                                     between


                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
                            Worcester, Massachusetts
                     (hereinafter called the CEDING COMPANY)


                                       and


                     GENERAL AMERICAN LIFE INSURANCE COMPANY
                               St. Louis, Missouri


                     This Agreement is Effective May 1, 1989

                                TABLE OF CONTENTS

ARTICLE                                                                     PAGE
-------                                                                     ----
      I     AUTOMATIC COVERAGE                                                1
     II     FACULTATIVE PROVISIONS                                            2
    III     PREMIUMS                                                          3
     IV     SELF ADMINISTRATION                                               4
      V     CONVERSIONS TO COVERED PLAN                                       6
     VI     ERRORS AND OMISSIONS                                              7
    VII     EXPENSE OF ORIGINAL POLICY                                        8
   VIII     CHANGES IN RETENTION AND                                          9
               RECAPTURE PRIVILEGES
     IX     TERMINATIONS AND REDUCTIONS                                      10
      X     REINSTATEMENT, CONTINUATIONS,                                    11
               EXTENDED TERM AND REDUCED PAID-UP INSURANCE
     XI     LIABILITY                                                        12
    XII     CLAIMS                                                           13
   XIII     ARBITRATION                                                      14
    XIV     INSOLVENCY                                                       16
     XV     RIGHT TO INSPECT                                                 17
    XVI     DURATION OF AGREEMENT                                            18
   XVII     EXECUTION OF AGREEMENT                                           19

EXHIBIT
-------
      A     RETENTION SCHEDULE
      B     POLICY PLANS REINSURED
      C     PREMIUMS
      D     LIMITS

Reinsurance required by the CEDING COMPANY will be assumed by GENERAL AMERICAN as described in the terms of this Agreement

                                    ARTICLE I

                               AUTOMATIC COVERAGE

A. Reinsurance hereunder will be ceded automatically by the CEDING COMPANY on a quota-share basis. GENERAL AMERICAN'S percentage of participation in each risk ceded will be as shown in Exhibit D.

B. For each risk on which reinsurance is ceded, the CEDING COMPANY will retain its full published retention at the time of issue on one of the lives. For retention purposes existing single life coverage will be taken into account and the CEDING COMPANY will fill its retention on the healthier life.

C. The CEDING COMPANY may cede and GENERAL AMERICAN will automatically accept reinsurance, if all of the following conditions are met:

          1. The CEDING COMPANY has retained its limit of retention as shown in Exhibit A.

          2. The amount does not exceed the automatic binding limits shown in Exhibit D.

          3. The amount per issue does not exceed the Issue Limit as shown in Exhibit D.

          4. The sum of the amount of insurance already in force and applied for on each life, in all companies, does not exceed the Jumbo Limit as shown in Exhibit D.

          5. The CEDING COMPANY has not made facultative application for reinsurance of the current or prior applications on either life to GENERAL AMERICAN or any other reinsurer.

          6.   The risk is conventionally underwritten.

          7.   The Plan is listed in Exhibit B.

          8. The issue age for each life does not exceed the limit as shown in Exhibit D.

                                   ARTICLE II

                             FACULTATIVE PROVISIONS


A. The CEDING COMPANY will have the option to submit any case facultatively which it does not wish to cede automatically or which it may not cede automatically under the provisions of Article I.

B. The CEDING COMPANY will send copies of the original applications, all medical reports, inspection reports, attending physician's statement and any additional information pertinent to the insurability of the risk.

C. The CEDING COMPANY will also notify GENERAL AMERICAN of any underwriting information requested or received after the initial request for reinsurance is made.

D. On a timely basis, GENERAL AMERICAN will submit a written decision. In no case will GENERAL AMERICAN'S offer on facultative submissions be open after 120 days have elapsed from the date of GENERAL AMERICAN'S offer to participate in the risk. Acceptance of the offer and delivery of the policy according to the rules of the CEDING COMPANY must occur within 120 days of the final reinsurance offer. Unless GENERAL AMERICAN explicitly states in writing that the final offer is extended, the offer will be automatically withdrawn at the end of day 120.

E. GENERAL AMERICAN will not be liable for proceeds paid under the CEDING COMPANY'S conditional receipt or temporary insurance agreement for risks submitted on a facultative basis.

                                   ARTICLE III

                         YEARLY RENEWABLE TERM PREMIUMS


A. Plans of insurance listed in Exhibit B will be reinsured on the yearly renewable term basis for the net amount at risk on that portion of the policy which is reinsured with GENERAL AMERICAN.

B.   Reinsurance premiums will be based on the rates as described in Exhibit C.

C. All reinsurance premiums paid to GENERAL AMERICAN by the CEDING COMPANY shall be subject to a state premium tax reimbursement. The method of calculating the state premium tax reimbursement shall be to determine an average tax rate paid by the CEDING COMPANY, and then to apply this tax rate against the reinsurance premiums paid. Such tax rate shall be the ratio of total state premium taxes paid to total ordinary premiums received by the CEDING COMPANY. State premium tax reimbursement shall continue to be paid annually, so long as the current method of paying state premium taxes remains unchanged.

D. For technical reasons, the Life reinsurance rates cannot be guaranteed for more than one year. However, GENERAL AMIERCAN anticipates continuing to accept premiums on the basis of the rates as described in Exhibit C for reinsurance ceded at these rates.

                                   ARTICLE IV

                               SELF ADMINISTRATION


A. The CEDING COMPANY will administer the records for the reinsurance ceded to GENERAL AMERICAN under this agreement. The CEDING COMPANY will furnish monthly statements to GENERAL AMERICAN which contain at least the following information:

          1. A list of all premiums due for the current month, identifying each policy and explaining the reasons for each premium payment.

          2. Premium subtotals adequate for GENERAL AMERICAN to use for its premium accounting.

          3. A list of new business, terminations and changes for the current month. For new business and changes, the CEDING COMPANY must identify the reinsurance agreement and provide information adequate for GENERAL AMERICAN to establish reserves, check retention limits and check premium calculations.

          4. Totals for inforce, new business, changes and each type of termination, as of the end of the month. "Totals" refer to the number of policies reinsured, amount at risk reinsured and annualized reinsurance premiums.

     In addition, the CEDING COMPANY must provide GENERAL AMERICAN with an inforce listing of reinsured business at least once a year. This inforce listing must contain information adequate for GENERAL AMERICAN to audit its inforce records.

B. The monthly statements shall be furnished to GENERAL AMERICAN within thirty days following the close of each month and will be accompanied by payment of any net amount due GENERAL AMERICAN as shown on the monthly statement. All premiums not paid within thirty (30) days of the due date will be in default.

C. GENERAL AMERICAN reserves the right to charge interest on a monthly basis at an annual rate of 8% when:

          1. Renewal premiums are not paid within sixty (60) days of the due date.

          2.   Premiums for new business are not paid within one hundred twenty
               (120) days of the effective date of the policy

D. Subject to the provisions of Article VIII, GENERAL AMERICAN will have the right to terminate this Agreement when premiums are in default by giving ninety (90) days written notice of termination to the CEDING COMPANY. As of the close of the last day of this ninety (90) day notice period, GENERAL AMERICAN'S liability for all risks reinsured under this agreement will terminate. The first day of the ninety (90) day notice of termination under Section B of this Article will be the day the notice is received in the mail by the CEDING COMPANY or if the mail is not used, the day it is delivered to the CEDING COMPANY. If all premiums in default are received within the ninety (90) day time period, the Agreement will remain in effect.

E. Payments between the CEDING COMPANY and GENERAL AMERICAN may be paid net of any amount due and unpaid under all reinsurance agreements between both parties.

                                    ARTICLE V

                           CONVERSIONS TO COVERED PLAN


A. Exiting CEDING COMPANY term plans and riders may be converted to the plan covered by this Agreement. Premiums will be based on a point-in-scale transfer to the premium basis covered in Article III and Exhibit C of this Agreement, based on the original issue date of the term product being converted.

B. If neither of the existing term products was reinsured, GENERAL AMERICAN will receive its Exhibit D percentage of participation in the reinsurance of the new policy.

C. If either of the existing term policies was reinsured, all prior reinsurance on those policies will be cancelled with the reinsuring companies and GENERAL AMERICAN will receive its percentage of participation in the total reinsurance on the new policy on a point-in-scale basis.

                                   ARTICLE VI

                              ERRORS AND OMISSIONS


If either the CEDING COMPANY or GENERAL AMERICAN fails to perform an obligation that affects this Agreement and such failure results in an error on the part of the CEDING COMPANY or GENERAL AMERICAN, the error will be corrected by restoring both the CEDING COMPANY and GENERAL AMERICAN to the positions they would have occupied had no such error occurred.

                                   ARTICLE VII

                           EXPENSE OF ORIGINAL POLICY

The CEDING COMPANY will bear the expense of all medical examinations, inspection fees and other charges incurred in connection with the original policy.

                                  ARTICLE VIII

                  CHANGES IN RETENTION AND RECAPTURE PRIVILEGES


A. If, at any time, the CEDING COMPANY changes its existing retention limits, as shown in Exhibit A, written notice of the change will promptly be given to GENERAL AMERICAN.

B. The CEDING COMPANY may apply the new limits of retention to existing reinsurance and reduce and recapture reinsurance in force in accordance with the following rules:

          1. No recapture will be made unless reinsurance has been in force twenty (20) years.

          2. Recapture will become effective on the policy anniversary date following notification of the company's intent to recapture.

          3. If any reinsurance is recaptured all reinsurance eligible for recapture under the provisions of this Article must be recaptured.

          4. If there is reinsurance in other companies in risks eligible for recapture, the necessary reduction is to be applied to each company in proportion to the total outstanding reinsurance.

                                   ARTICLE IX

                            TERMINATIONS & REDUCTIONS


A. Terminations or reductions will take place in accordance with the following rules, in order of priority:

          1.   The CEDING COMPANY must keep its retention on the policy.

          2. Termination or reduction of a wholly reinsured policy will not affect other reinsurance in force.

          3. A termination or reduction on a wholly retained case will cause an equal reduction in existing reinsurance with the oldest policy being reduced first.

          4. A termination or reduction will be made first to reinsurance of partially reinsured policies with the oldest policy being reduced first.

          5. If the policies are reinsured with multiple reinsurers, the reinsurance will be reduced by the ratio of the amount of reinsurance in each company to the total outstanding reinsurance on the risk involved.

B. Whenever the amount of reinsurance on a policy under this Agreement reduces to $10,000 or less, the reinsurance will be wholly recaptured.

                                    ARTICLE X

                   REINSTATEMENT, CONTINUATIONS, EXTENDED TERM
                          AND REDUCED PAID-UP INSURANCE


A. Any policy originally reinsured in accordance with the terms and conditions of this Agreement by the CEDING COMPANY may be automatically reinstated with GENERAL AMERICAN so long as the policy is reinstated in accordance with the terms and rules of the CEDING COMPANY. Any policy originally reinsured with GENERAL AMERICAN on a facultative basis which has been in a lapsed status for more than ninety (90) days must be submitted with underwriting requirements and approved by GENERAL AMERICAN before it is reinstated. The CEDING COMPANY will pay GENERAL AMERICAN its share of amounts collected or charged for the reinstatement of such policy.

B. A continuation is a new policy replacing a policy issued earlier by the CEDING COMPANY or a change in an existing policy that is issued or made either:

          1.   Under the terms of the original policy, or

          2. Without the same new underwriting information the CEDING COMPANY would obtain in the absence of the original policy, or

          3. Without a suicide exclusion period or contestable period of equal duration to those contained in new issues by the CEDING COMPANY, or

          4. Without the payment of the same commissions in the first year that the CEDING COMPANY would have paid in the absence of the original policy.

C. Continuations will be reinsured under this Agreement only if the original policy was reinsured with GENERAL AMERICAN; the amount of reinsurance under this Agreement will not exceed the amount of the reinsurance of the original policy with GENERAL AMERICAN immediately prior to the continuation.

D. Changes as a result of extended term or reduced paid-up insurance will be handled like reductions.

                                   ARTICLE XI

                                    LIABILITY


A. This is an Agreement solely between GENERAL AMERICAN and the CEDING COMPANY. In no instance will anyone other than GENERAL AMERICAN or the CEDING COMPANY have any rights under this Agreement, and the CEDING COMPANY will be and remain solely liable to any insured, policyowner, or beneficiary under any policy reinsured hereunder.

B. The liability for all automatic reinsurance accepted by GENERAL AMERICAN under this Agreement will commence simultaneously with that of the CEDING COMPANY.

C. GENERAL AMERICAN will not be liable for proceeds paid under the CEDING COMPANY'S conditional receipt or temporary insurance agreement unless conditions for automatic coverage under Article I of this Agreement are met.

D. Liability for all reinsurance submitted facultatively to GENERAL AMERICAN will commence when all of the following conditions have been met:

          1. GENERAL AMERICAN'S offer has been accepted and the CEDING COMPANY has properly documented its records to reflect this acceptance, and

          2. The policy has been delivered and paid for in accordance with the CEDING COMPANY'S procedures, and

          3. No more than one-hundred twenty (120) days have elapsed from the date of GENERAL AMERICAN'S final offer unless GENERAL AMERICAN explicitly states in writing that the final offer is extended for some further period of time.

E. The liability of GENERAL AMERICAN for all reinsurance under this Agreement will cease simultaneously with the liability of the CEDING COMPANY and will not exceed the CEDING COMPANY'S contractual liability under the terms of its policies.

                                   ARTICLE XII

                                     CLAIMS


A. Prompt notice of a claim must be given to GENERAL AMERICAN. In every case of loss, copies of the proofs obtained by the CEDING COMPANY will be taken by GENERAL AMERICAN as sufficient. Copies thereof together with proof of the amount paid on such claim by the CEDING COMPANY will be furnished to GENERAL AMERICAN when requesting its share of the claim. However, if the amount reinsured with GENERAL AMERICAN is more than the amount retained by the CEDING COMPANY and the claim is contestable, all papers in connection with such claim, including all underwriting and investigation papers, must be submitted to GENERAL AMERICAN for its recommendation before admission of any liability on the part of the CEDING COMPANY.

B. The CEDING COMPANY will notify GENERAL AMERICAN of its intention to contest, compromise or litigate a claim. Unless it declines to be a party to such action, GENERAL AMERICAN will pay its share of any settlement up to the maximum that would have been payable under the specific policy had there been no controversy plus its share of specific expenses, except as specified below.

     If GENERAL AMERICAN declines to be a party to the contest, compromise, or litigation of a claim, it will pay its full share of the amount reinsured, as if there had been no contest, compromise, or litigation, and its proportionate share of covered expenses incurred to the date it notifies the CEDING COMPANY it declines to be a party.

     In no event will the following categories of expenses or liabilities be reimbursed:

          1.   Routine investigative or administrative expenses;

          2. Salaries of employees or other internal expenses of the CEDING COMPANY or the original issuing company;

          3. Extra contractual damages including punitive and exemplary damages based on actual bad faith, failure to exercise good faith or tortuous conduct of the CEDING COMPANY;

          4. Expenses incurred in connection with a dispute or contest arising out of conflicting or any other claims of entitlement to policy proceeds or benefits.

     In determining the existence of actual bad faith, failure to exercise good faith or tortuous conduct of the CEDING COMPANY, the parties shall not be required to follow the reason indicated by the court which awarded such damages. Rather, the parties shall act in good faith to determine the actual reason for the award.

C. If the amount of insurance changes because of a misstatement of rate classification, GENERAL AMERICAN'S share of reinsurance liability will change proportionately.

D. For approved Waiver of Premium benefit claims, GENERAL AMERICAN will pay the CEDING COMPANY its portion of the amount of gross premiums waived by the CEDING COMPANY.

                                  ARTICLE XIII

                                   ARBITRATION


A. It is the intention of GENERAL AMERICAN and the CEDING COMPANY that the customs and practices of the insurance and reinsurance industry will be given full effect in the operation and interpretation of this Agreement. The parties agree to act in all things with the highest good faith. If GENERAL AMERICAN or the CEDING COMPANY cannot mutually resolve a dispute which arises out of or relates to this Agreement, however, the dispute will be decided through arbitration. The arbitrators will base their decision on the terms and conditions of this Agreement plus, as necessary, on the customs and practices of the insurance and reinsurance industry rather than solely on a strict interpretation of the applicable law; there will be no appeal from their decision, and any court having jurisdiction of the subject matter and the parties may reduce that decision to judgment.

B. To initiate arbitration, either the CEDING COMPANY or GENERAL AMERICAN will notify the other party in writing of its desire to arbitrate, stating the nature of its dispute and the remedy sought. The party to which the notice is sent will respond to the notification in writing within ten (10) days of its receipt.

C. There will be three arbitrators who will be current or former officers of life insurance companies other than the contracting companies. Each of the contracting companies will appoint one of the arbitrators and these two arbitrators will select the third. If either party refuses or neglects to appoint an arbitrator within sixty days, the other party may appoint the second arbitrator. If the two arbitrators do not agree on a third arbitrator within sixty days of their appointment then either party may apply to the court, pursuant to Section 3 of the Uniform Arbitration Act, for appointment of a third arbitrator.

D. It is agreed that each of the three arbitrators should be impartial regarding the dispute and should resolve the dispute on the basis described in Section A of this Article. Therefore, at no time will either the CEDING COMPANY or GENERAL AMERICAN contact or otherwise communicate with any person who is to be or has been designated as a candidate to serve as a joint drafted communications provided by both the CEDING COMPANY and GENERAL AMERICAN to inform the arbitrators of the nature and facts of the dispute. Likewise, any written or oral arguments provided to the arbitrators concerning the dispute will be coordinated with the other party and will be provided simultaneously to the other party or will take place in the presence of the other party. Further, at no time will any arbitrator be informed that the arbitrator has been named or chosen by one party or the other.

E. The arbitration hearing will be held on the date fixed by the arbitrators. In no event will this date be later than six (6) months after the appointment of the third arbitrator. As soon as possible, the arbitrators will establish pre-arbitration procedures as warranted by the facts and issues of the particular case. At least ten (10) days prior to the arbitration hearing, each party will provide the other party and the arbitrators with a detailed statement of the facts and arguments it will present at the arbitration hearing. The arbitrators may consider any relevant evidence; they will give the evidence such weight as they deem it entitled to after consideration of any objections raised concerning it. The party initiating the arbitration will have the burden of proving its case by a preponderance of the evidence. Each party may examine any witnesses who testify at the arbitration hearing.

F. The cost of arbitration will be borne by the losing party unless the arbitrators decide otherwise.

                                   ARTICLE XIV

                                   INSOLVENCY


A. In the event of the insolvency of the CEDING COMPANY, all reinsurance will be payable directly to the liquidator, receiver, or statutory successor of the CEDING COMPANY without diminution because of the insolvency of the CEDING COMPANY.

B. In the event of insolvency of the CEDING COMPANY, the liquidator, receiver or statutory successor will immediately give written notice to GENERAL AMERICAN of all pending claims against the CEDING COMPANY on any policies reinsured. While a claim is pending, GENERAL AMERICAN may investigate and interpose, at its own expense, in the proceedings where the claim is adjudicated, any defense or defenses which it may deem available to the CEDING COMPANY or its liquidator, receiver or statutory successor. The expense incurred by GENERAL AMERICAN will be chargeable, subject to court approval, against the CEDING COMPANY as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the CEDING COMPANY solely as a result of the defense undertaken by GENERAL AMERICAN. Where two or more reinsurers are participating in the same claim and a majority in interest elect to interpose a defense or defenses to any such claim, the expense will be apportioned in accordance with the terms of the insurance agreement as though such expense had been incurred by the CEDING COMPANY.

C. Any debts or credits, matured or unmatured, liquidated or unliquidated, in favor of or against either GENERAL AMERICAN or the CEDING COMPANY with respect to this Agreement or with respect to any other claim of one party against the other are deemed mutual debts or credits, as the case may be, and will be offset, and only the balance will be allowed or paid.

                                   ARTICLE XV

                                RIGHT TO INSPECT


GENERAL AMERICAN may at all reasonable times inspect the CEDING COMPANY'S original papers, records, books, files, etc., relating to the business under this Agreement.

                                   ARTICLE XVI

                              DURATION OF AGREEMENT


A. This Agreement may be terminated as to new reinsurance at any time by either party giving ninety (90) days written notice of termination. The day the notice is mailed to the other party's Home Office, or, if the mail is not used, the day it is delivered to the other party's Home Office or to an Officer of the other party will be the first day of the ninety (90) day period.

B. During the ninety (90) day period, this Agreement will continue to operate in accordance with its terms.

C. GENERAL AMERICAN and the CEDING COMPANY will remain liable after termination, in accordance with the terms and conditions of this Agreement, with respect to all reinsurance effective prior to termination of this Agreement.

                                  ARTICLE XVII

                             EXECUTION OF AGREEMENT


IN WITNESS OF THE ABOVE,


                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

                                       of

                            Worcester, Massachusetts

                                       and

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                                       of

                              St. Louis, Missouri,

have by their respective officers executed and delivered this Agreement in duplicate on the dates indicated below, with an effective date of May 1, 1989.


STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

By:     /s/                               By:     /s/
       ------------------------------            -------------------------------
Title:  AVP & Actuary                     Title:  VP & Actuary
       ------------------------------            -------------------------------
Date:   February 26, 1991
       ------------------------------

GENERAL AMERICAN LIFE INSURANCE COMPANY

By:     /s/                               By:     /s/
       ------------------------------            -------------------------------
Title:  Executive Vice President          Title:  Sales Vice President
       ------------------------------            -------------------------------
Date:   Jan. 21, 1991
       ------------------------------

                                    EXHIBIT A

                               RETENTION SCHEDULE

                                      LIFE

              STANDARD RISKS,
              SPECIAL CLASSES          SPECIAL CLASSES           SPECIAL CLASSES
              A,B,C & D, AND           E, F & H, AND             J, L & P, AND
              FLAT EXTRAS OF           FLAT EXTRAS OF            FLAT EXTRAS OF
  AGES        $10.00 OR LESS (a)       $10.01 - $20.00 (b)       $20.01 AND OVER
  ----        ------------------       -------------------       ---------------
   0             $   400,000                $200,000                 $100,000
1 - 17               800,000                 600,000                  200,000
18 - 60            1,000,000                 700,000                  400,000
61 - 70              700,000                 500,000                  200,000
71 - 75              300,000                 200,000                  100,000
76 - 80              200,000                 100,000                   50,000

     (a)  Spouse's Insurance Rider not available above Class D.

     (b)  Term policies and Term Riders not available above Class B.

Notes:    (1)  The above maximum limits are also the maximums on any one life for all plans and riders combined.

          (2) There are conditions where the retention may be limited, such as in aviation, Armed Forces personnel, certain avocations, and medical classifications.

          (3)  The minimum size reinsurance case will be $25,000.

     CIVILIAN AVIATION:
         PASSENGERS                                  UNDERWRITING ACTION                         RETENTION
         ----------                                  -------------------                         ---------
     Company owned business planes
        To 200 hours annually                               Standard                             $1,000,000
       Over 200 hours annually                       Individual Consideration*                      500,000

     Charter Flying
       To 100 hours annually                                Standard                             $  500,000
       Over 100 hours annually                       Individual Consideration*                      300,000

     Private business or pleasure
       To 100 hours annually                                Standard                             $  500,000
       Over 100 hours annually                       Individual Consideration*                      300,000

     Pilots and Crew Members                                                                     $  300,000

     *Require complete details of type of plans and equipment, flying terrain and qualifications of pilots.

ARMED FORCES:

     Active Duty personnel, Reserves alerted, National Guard alerted, ROTC final college year, West Point Cadets, Annapolis Midshipmen, Air Force and Coast Guard Academy Cadets

              AGES                                   OFFICERS                  ENLISTED PERSONNEL*
              ----                                   --------                  -------------------
     24 and Under                                    $100,000                         $ 50,000

     25 and Over                                     $150,000                         $100,000

     (Submarine Service, Hazardous
     Special Services, Paratroopers
     and Airborne Infantry are not
     eligible.)

     Doctors, Dentists, Allied Specialists           $200,000                         ----------

     Civilian participants in Reserve
     Programs entering on active duty for
     up to six months only, with remaining
     military service obligation to be
     completed in Ready Reserve

         All ages                                    $150,000                         $100,000

     *Enlisted Personnel (Pay Grades E-1 through E-3 are not eligible).


     CORONARY HISTORY: When a combination Table and Flat Extra rating is necessary.

                               AGES                RETENTION
                               ----                ---------
                       60 and Under                $300,000
                       61 - 70                      150,000
                       71 - 80                       50,000

           WAIVER OF PREMIUM DISABILITY AND ACCIDENTAL DEATH BENEFITS

                                  Full retained

                                    EXHIBIT B

                             POLICY PLANS REINSURED

                              Effective May 1, 1989


                             JOINT AND LAST SURVIVOR

                                    EXHIBIT C

                                    PREMIUMS


JOINT AND LAST SURVIVOR

   BOTH LIVES REINSURED

     The basis for figuring the premiums payable for this coverage will be as described below:

          1. Joint and Last Survivor premium rates are attached as Tables C-1A, C-1B, and C-1C. These rates have been calculated from Single Life Mortality Rates with the result increased by 20 cents per thousand to cover simultaneous accidental deaths, reinsurance expenses and the reserving of capacity.

          2. The Joint and Last Survivor premium rates are pre-calculated for two male nonsmokers (C-1A), two male smokers (C-1B) and a male smoker/nonsmoker combination (C-1C), using a joint equal age approach. Table C-2 will be used to convert two single ages to a joint equal age. A five year setback will be used for female lives.

          3. A rate-up in age from Tables C-3 and C-4 will be used to handle table ratings (C-3) and flat extras (C-4).

     The steps to be used for finding the proper rate are as follows:

          1. Apply the five-year setback to change the female ages to male ages.

          2. Use Tables C-3 and C-4 to rate up male ages for table ratings and flat extras.

          3. Use Table C-2 to determine the joint equal age, with the age difference based on the ages resulting from steps 1 and 2.

          4. Use the joint equal age to find the proper Joint and Last Survivor premium rate from the applicable C-1 table (C-1A for NS/NS, C-1B for S/S or C-1C for S/NS).

ONE LIFE REINSURED

     When one of the lives is uninsurable, the premiums for the reinsured life will be on the basis of the rates shown in Table C-5, based on the age and sex of the single live being reinsured.

     The premium will be increased by any flat extra premium charged the insured on the face amount initially reinsured, less total allowances in the amount of 100% of any first year permanent (payable 6 years or more) extra or 20% of any first year temporary flat extra premium, and 20% of any renewal flat extra premium.

JOINT AND LAST SURVIVOR (Cont'd.)

     For each case reinsured, GENERAL AMERICAN will receive a policy fee of $25.00 each year in addition to the rates as described in this exhibit.

EXCHANGE OPTION RIDER

   EXCHANGE OPTION

     The consideration payable for reinsurance of the Exchange Option Rider will be based on the rates shown in Tables C-6.

   OPTION POLICIES

     At the exercise of the Exchange Option, the premiums will be based on a point in scale transfer to the premium basis described in the reinsurance treaty document covering the plan involved, measured from the issue date of the original Joint and Last Survivor policy.

                      JOINT AND LAST SURVIVOR PREMIUM RATES


                                Omitted 37 Pages

                                    EXHIBIT D

                                     LIMITS


GENERAL AMERICAN'S PARTICIPATION PERCENTAGE

     GENERAL AMERICAN'S participation percentage for each risk reinsured shall be as shown below:

                                     33-1/3%

AUTOMATIC BINDING LIMIT

     The CEDING COMPANY agrees not to automatically bind GENERAL AMERICAN when the amount to be ceded to GENERAL AMERICAN exceeds the following limit:

                                   $2,000,000

ISSUE LIMIT

     The amount issued on any case ceded automatically shall not exceed the following limit:

                                   $7,000,000

JUMBO LIMIT

     A Jumbo risk is one where the amount of insurance already in force and applied for on the risk in all companies exceeds the following limit:

                                   $15,000,000

ISSUE AGE LIMIT

     Each of the lives must be age 80 or less.

                                     648-0-1

                                AMENDMENT TO THE

                AUTOMATIC REINSURANCE AGREEMENT DATED May 1,1989

                                     between

    STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA, Worcester, Massachusetts

                                       and

          GENERAL AMERICAN LIFE INSURANCE COMPANY, St. Louis, Missouri

                  This Amendment is Effective September 1, 1990


I.   ADDITION OF EXCEPTIONAL ADVANTAGE PLAN

     This Agreement is hereby amended through the addition of the following plan which shall be covered by it effective September 1, 1990:

                              EXCEPTIONAL ADVANTAGE

     Exhibit B of this Agreement is hereby replaced by the attached Exhibit B, effective September 1, 1990 which now includes the above plan in the list of plans covered.

     The cover pages for Exhibit C are hereby replaced by the attached Exhibit C cover pages and the attached rate tables marked C-7 and C-8 are hereby added to Exhibit C.

     Survivor Benefit term insurance will be provided on the surviving insured for a period of 90 days beginning on the date of death of the first to die. The amount of the term insurance benefit will be the face amount of the policy as of the date of death of the first to die. There is no direct or reinsurance premium for this benefit.

II. All provisions of the Automatic Reinsurance Agreement not amended herein remain unchanged.

IN WITNESS WHEREOF, both parties have executed this Amendment in duplicate as follows:

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

By:     /s/ Robert P. Mills, Jr.          By:     /s/
       ------------------------------            -------------------------------
Title:  AVP & Actuary                     Title:  VP & Actuary
       ------------------------------            -------------------------------
Date:   April 2, 1991
       ------------------------------

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

By:     /s/                               By:     /s/
       ------------------------------            -------------------------------
Title:  Sales Vice President              Title:  Executive Vice President
       ------------------------------            -------------------------------
Date:   March 29, 1991
       ------------------------------

                                    EXHIBIT B


                             POLICY PLANS REINSURED


EFFECTIVE DATE

May 1, 1989       JOINT AND LAST SURVIVOR

September 1, 1990 EXCEPTIONAL ADVANTAGE


(Rev. 9-90)

                                    EXHIBIT C


                                    PREMIUMS


JOINT AND LAST SURVIVOR

   BOTH LIVES REINSURED

     The basis for figuring the premiums payable for this coverage will be as described below:

          1. Joint and Last Survivor premium rates are attached as Tables C-1A, C-1B, and C-1C. These rates have been calculated from Single Life Mortality Rates with the result increased by 20 cents per thousand to cover simultaneous accidental deaths, reinsurance expenses and the reserving of capacity.

          2. The Joint and Last Survivor premium rates are pre-calculated for two male nonsmokers (C-1A), two male smokers (C-1B) and a male smoker/nonsmoker combination (C-1C), using a joint equal age approach. Table C-2 will be used to convert two single ages to a joint equal age. A five year setback will be used for female lives.

          3. A rate-up in age from Tables C-3 and C-4 will be used to handle table ratings (C-3) and flat extras (C-4).

     The steps to be used for finding the proper rate are as follows:

          1. Apply the five-year setback to change the female ages to male ages.

          2. Use Tables C-3 and C-4 to rate up male ages for table ratings and flat extras.

          3. Use Table C-2 to determine the joint equal age, with the age difference based on the ages resulting from steps 1 and 2.

          4. Use the joint equal age to find the proper Joint and Last Survivor premium rate from the applicable C-1 table (C-1A for NS/NS, C-1B for S/S or C-1C for S/NS).

   ONE LIFE REINSURED

     When one of the lives is uninsurable, the premiums for the reinsured life will be on the basis of the rates shown in Table C-5, based on the age and sex of the single live being reinsured.

     The premium will be increased by any flat extra premium charged the insured on the face amount initially reinsured, less total allowances in the amount of 100% of any first year permanent (payable 6 years or more) extra or 20% of any first year temporary flat extra premium, and 20% of any renewal flat extra premium.


(Rev. 9-90)

JOINT AND LAST SURVIVOR (Cont'd.)

     For each case reinsured, GENERAL AMERICAN will receive a policy fee of $25.00 each year in addition to the rates as described in this exhibit.

EXCHANGE OPTION RIDER

   EXCHANGE OPTION

     The consideration payable for reinsurance of the Exchange Option Rider will be based on the rates shown in Tables C-6.

   OPTION POLICIES

     At the exercise of the Exchange Option, the premiums will be based on a point in scale transfer to the premium basis described in the reinsurance treaty document covering the plan involved, measured from the issue date of the original policy.

EXCEPTIONAL ADVANTAGE

   The basis for figuring the premiums payable for this coverage will be determined according to the amount reinsured per insured life as follows:

     FIRST $3,000,000 REINSURED PER INSURED LIFE

          1. The reinsurance premium for each life covered under a policy will be based on the appropriate rate from the attached Table C-7, multiplied by the following percentages:

                    POLICY YEAR         AUTOMATIC        FACULTATIVE
                    -----------         ---------        -----------
                         1                 0%                 0%
                      2 - 10               63%               76%
                    11 & After             80%               80%

               For substandard table ratings, the rates will be increased by 25% per table.

               The premium will be increased by any flat extra premium charged the insured on the face amount initially reinsured, less total allowances in the amount of 100% of any first year permanent (payable 6 years or more) extra or 20% of any first year temporary flat extra premium, and 20% of any renewal flat extra premium.

               Increases in the death benefit that are underwritten in accordance with the CEDING COMPANY'S usual underwriting standards for individually selected risks for new issues will be treated as new business and the percentages will recommence at the first year.

          2. The individual reinsurance premiums will then be combined and the resulting amount will be multiplied by 95% to arrive at the total reinsurance premium to be paid to GENERAL AMERICAN on the policy.

(Rev. 9-90)

EXCEPTIONAL ADVANTAGE (Cont'd.)

     REINSURED AMOUNTS IN EXCESS OF $3,000,000 PER INSURED LIFE

          1. Premiums for live reinsurance of amounts in excess of $3,000,000 per insured life will be based on the rates shown in Table C-8.

               Flat extra premiums will be on the same basis as described above.

          2. The individual reinsurance premiums will then be combined and the resulting amount will be multiplied by 95% to arrive at the total reinsurance premium to be paid to GENERAL AMERICAN on the policy.


(Rev. 9-90)

             CURRENT MORTALITY CHARGES PER $1,000 NET AMOUNT AT RISK


                                Omitted 12 Pages

                                     648-0-3

                AUTOMATIC REINSURANCE AGREEMENT DATED May 1,1989

                                     between

    STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA, Worcester, Massachusetts

                                       and

          GENERAL AMERICAN LIFE INSURANCE COMPANY, St. Louis, Missouri

                     This Amendment is Effective May 1, 1989


I.   BINDING ON SPECIAL AUTOMATIC CASES

     Article I of this Agreement is hereby replaced by the attached Article I which now includes the following paragraph:

          "D. If the CEDING COMPANY retains less than its maximum retention, as shown in Exhibit A, GENERAL AMERICAN shall accept automatically reinsurance in an amount not to exceed the amount retained by the CEDING COMPANY on the current application. This type of automatic reinsurance will be know as special automatic."

     Exhibit D of this Agreement is hereby replaced by the attached Exhibit D which now includes the binding limit applicable on special automatic cases.

II. All provisions of the Automatic Reinsurance Agreement not amended herein remain unchanged.

IN WITNESS WHEREOF, both parties have executed this Amendment in duplicate as follows:

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA



By:     /s/ Robert P. Mills, Jr.          By:     /s/
       ------------------------------            -------------------------------
Title:  AVP & Actuary                     Title:  VP & Actuary
       ------------------------------            -------------------------------
Date:   February 4, 1992
       ------------------------------

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

By:     /s/                               By:     /s/
       ------------------------------            -------------------------------
Title:  Sales Vice President              Title:  Executive Vice President
       ------------------------------            -------------------------------
Date:   January 27, 1992
       ------------------------------

Reinsurance required by the CEDING COMPANY will be assumed by GENERAL AMERICAN as described in the terms of this Agreement.


                                    ARTICLE I


                               AUTOMATIC COVERAGE

A. Reinsurance hereunder will be ceded automatically by the CEDING COMPANY on a quota-share basis. GENERAL AMERICAN'S percentage of participation in each risk ceded will be as shown in Exhibit D.

B. For each risk on which reinsurance is ceded, the CEDING COMPANY will retain its full published retention at the time of issue on one of the lives. For retention purposes existing single life coverage will be taken into account and the CEDING COMPANY will fill its retention on the healthier life.

C. The CEDING COMPANY may cede and GENERAL AMERICAN will automatically accept reinsurance, if all of the following conditions are met:

          1. The CEDING COMPANY has retained its limit of retention as shown in Exhibit A.

          2. The amount does not exceed the automatic binding limits shown in Exhibit D.

          3. The amount per issue does not exceed the Issue Limit as shown in Exhibit D.

          4. The sum of the amount of insurance already in force and applied for on each life, in all companies, does not exceed the Jumbo Limit as shown in Exhibit D.

          5. The CEDING COMPANY has not made facultative application for reinsurance of the current or prior applications on either life to GENERAL AMERICAN or any other reinsurer.

          6.   The risk is conventionally underwritten.

          7.   The Plan is listed in Exhibit B.

          8. The issue age for each life does not exceed the limit as shown in Exhibit D.

D. If the CEDING COMPANY retains less than its maximum retention, as shown in Exhibit A, GENERAL AMERICAN shall accept automatically reinsurance in an amount not to exceed the amount retained by the CEDING COMPANY on the current application. This type of automatic reinsurance will be known as special automatic.

                                    EXHIBIT D


                                     LIMITS


GENERAL AMERICAN'S PARTICIPATION PERCENTAGE

     GENERAL AMERICAN'S participation percentage for each risk reinsured shall be as shown below:

                                     33-1/3%

AUTOMATIC BINDING LIMIT

     The CEDING COMPANY agrees not to automatically bind GENERAL AMERICAN when the amount to be ceded to GENERAL AMERICAN exceeds the following limits:

          Regular Retention cases:           $2,000,000

          Special Automatic cases:           Binding limit equal to amount
                                             retained by the CEDING COMPANY

ISSUE LIMIT

     The amount issued on any case ceded automatically shall not exceed the following limit:

                                   $7,000,000

JUMBO LIMIT

     A Jumbo risk is one where the amount of insurance already in force and applied for on the risk in all companies exceeds the following limit:

                                   $15,000,000

ISSUE AGE LIMIT

     Each of the lives must be age 80 or less.

                                     648-0-4

                                AMENDMENT TO THE

                    AUTOMATIC AGREEMENT Effective May 1, 1989

                                     between

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
                            Worcester, Massachusetts

                                       and

                     GENERAL AMERICAN LIFE INSURANCE COMPANY
                               St. Louis, Missouri

                   This Amendment is Effective January 1, 1993

I.   RETENTION LIMITS

     Effective for policies dated January 1, 1993, and thereafter, the Exhibit A schedule of Retention Limits is hereby replaced by the attached Exhibit A (Rev. 1-1-93).

II.  REVISED PREMIUMS

     Effective for policies dated January 1, 1993, and thereafter, the Exhibit C-8 rates are hereby replaced by the attached Exhibit C-8 (Rev. 1-1-93) rates.

III. All provisions of the Automatic Agreement not amended herein remain unchanged.

IN WITNESS WHEREOF, both parties have executed this Amendment in duplicate as follows:

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

By:     /s/ Robert P. Mills, Jr.          By:     /s/
       ------------------------------            -------------------------------
Title:  AVP & Actuary                     Title:  VP & Actuary
       ------------------------------            -------------------------------
Date:   August 6, 1993
       ------------------------------

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

By:     /s/                               By:     /s/
       ------------------------------            -------------------------------
Title:  Vice President, Sales             Title:  Executive Vice President
       ------------------------------            -------------------------------
Date:   7/30/93
       ------------------------------

                                    EXHIBIT A


                   STATE MUTUAL OF AMERICA RETENTION SCHEDULE


                            Effective January 1, 1993


                                      LIFE

                                  STANDARD RISKS,
                                  SPECIAL CLASSES             SPECIAL CLASSES
                                  A THROUGH H AND              J, L & P, AND
                                  FLAT EXTRAS OF              FLAT EXTRAS OF
           AGES                   $20.00 OR LESS              $20.01 AND OVER
           ----                   --------------              ---------------
             0                      $  500,000                   $  250,000
          1 - 60                     2,000,000                    1,000,000
          61 - 70                    1,000,000                      500,000
          71 - 80                      500,000                      250,000

NOTES:    (1)  The above maximum limits are also the maximums on any one life for all plans and riders combined.

          (2)  The minimum size reinsurance case will be $50,001.

AVIATION

          Any situation involving aviation will use a $500,000 retention.

WAIVER OF PREMIUM DISABILITY & ACCIDENTAL DEATH BENEFITS

          Fully retained

(Rev. 1-1-93)

                     GENERAL AMERICAN LIFE INSURANCE COMPANY
                               M-500 Smoker Rates


                                 Omitted 8 Pages

                                     DAC TAX
                                    AMENDMENT


This Amendment, effective January 1, 1991, between STATE MUTUAL LIFE ASSURANCE COMPANY (referred to as Ceding Company; Reinsured; you, your), and GENERAL AMERICAN LIFE INSURANCE COMPANY (referred to as General American; Reinsurer; we, us, our) hereby amends and becomes a part of the following Reinsurance Agreement(s).

DOC. NO.     EFFECTIVE DATE     DESCRIPTION
473          01-JAN-83          AUTOMATIC/FACULTATIVE AGREEMENT
474          01-AUG-83          FACULTATIVE AGREEMENT
475          01-AUG-83          FACULTATIVE AGREEMENT (SMA LIFE'S EXCEPTIONAL LIFE)
476          01-MAR-85          JX 20 TREATY (DIRECT/RETRO)
477          01-JUL-86          AUTOMATIC/FACULTATIVE AGREEMENT
478          01-MAR-85          JX25 FACULTATIVE AGREEMENT
479          01-JAN-87          AUTOMATIC/FACULTATIVE AGREEMENT
480          01-JAN-87          AUTOMATIC/FAC. AGREEMENT (EXECTERM II, FLEXTERM)
648          01-MAY-89          AUTOMATIC/FACULTATIVE AGREEMENT



1. The attached DAC Tax Article, entitled Section 1.848-2(g)(8) Election, is hereby added to the Agreement.

2. This Amendment does not alter, amend or modify the Reinsurance Agreement other than as stated in this Amendment. It is subject to all of the terms and conditions of the Reinsurance Agreement together with all Amendments and Addendums.

Executed in duplicate by GENERAL AMERICAN LIFE INSURANCE COMPANY at St. Louis, Missouri, on March 22, 1993.

By:     /s/
       ------------------------------
Title:  Executive Vice President

Executed in duplicate by STATE MUTUAL LIFE ASSURANCE COMPANY

By:     /s/ Robert P. Mills, Jr.          By:     /s/
       ------------------------------            -------------------------------
Title:  AVP & Actuary                     Title:  VP & Actuary
       ------------------------------            -------------------------------
Date:   July 20, 1993
       ------------------------------

                                 DAC TAX ARTICLE
                  TREASURY REG. SECTION 1.848-2(g)(8) ELECTION


The Ceding Company and the Reinsurer hereby agree to the following pursuant to
Section 1.848-2(g)(8) of the Income Tax Regulations issued December 29th, 1992, under Section 848 of the Internal Revenue Code of 1986, as amended. This election shall be effective for the 1991 taxable year for all amounts of consideration arising after November 14, 1991 and for all subsequent taxable years for which this Agreement remains in effect.

1. The term "party" will refer to either the Ceding Company or the Reinsurer as appropriate.

2. The terms used in this Article are defined by reference to Treasury Regulation Section 1.848-2 in effect as of December 29th, 1992. The term "net consideration" will refer to either net consideration as defined in Treasury Reg. Section 1.848-2(f) or "gross premium and other consideration" as defined in Treasury Reg. Section 1.848-3(b) as appropriate.

3. The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of IRC Section 848(c)(1).

4. The Ceding Company and Reinsurer agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency. The Ceding Company and the Reinsurer also agree to exchange information which may be otherwise required by the IRS.

5. The Ceding Company will submit a schedule to the Reinsurer by June 1 of each year of its calculation of the net consideration for the preceding calendar year. This schedule of calculations will be accompanied by a statement signed by an officer of the Ceding Company stating that the Ceding Company will report such net consideration in its tax return for the preceding calendar year.

6. The Reinsurer may contest such calculation by providing an alternative calculation to the Ceding Company in writing within 30 days of the Reinsurer's receipt of the Ceding Company's calculation. If the Reinsurer does not so notify the Ceding Company, the Reinsurer will report the net consideration as determined by the Ceding Company in the Reinsurer's tax return for the previous calendar year.

7. If the Reinsurer contests the Ceding Company's calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount within thirty (30) days of the date the Reinsurer submits its alternative calculation. If the Ceding Company and the Reinsurer reach agreement on an amount of net consideration, each party shall report such amount in their respective tax returns for the previous calendar year.

This Amendment, effective on the original Document Date, between STATE MUTUAL LIFE ASSURANCE COMPANY (referred to as Ceding Company; Reinsured; you, your), and GENERAL AMERICAN LIFE INSURANCE COMPANY (referred to as General American; Reinsurer; we, us, our) hereby amends and becomes a part of the following Reinsurance Agreement(s).

DOC. NO.     EFFECTIVE DATE     DESCRIPTION
473          01-JAN-83          AUTOMATIC/FACULTATIVE AGREEMENT
474          01-AUG-83          FACULTATIVE AGREEMENT
475          01-AUG-83          FACULTATIVE AGREEMENT (SMA LIFE'S EXCEPTIONAL LIFE)
476          01-MAR-85          JX 20 TREATY (DIRECT/RETRO)
477          01-JUL-86          AUTOMATIC/FACULTATIVE AGREEMENT
478          01-MAR-85          JX25 FACULTATIVE AGREEMENT
479          01-JAN-87          AUTOMATIC/FACULTATIVE AGREEMENT
480          01-JAN-87          AUTOMATIC/FAC. AGREEMENT (EXECTERM II, FLEXTERM)
648          01-MAY-89          AUTOMATIC/FACULTATIVE AGREEMENT



1.   This amendment provides that:

     A. The reinsurance agreement shall constitute the entire agreement between the parties with respect to the business being reinsured thereunder and that there are no understandings between the parties other than as expressed in the agreement; and

     B. Any change or modification to the agreement shall be null and void unless made by amendment to the agreement and signed by both parties.

2. This Amendment does not alter, amend or modify the Reinsurance Agreement other than as stated in this Amendment. It is subject to all of the terms and conditions of the Reinsurance Agreement together with all Amendments and Addendums.

Executed in duplicate by GENERAL AMERICAN LIFE INSURANCE COMPANY at St. Louis, Missouri, on March 22, 1993.

By:     /s/
       ------------------------------

Title:  Executive Vice President

Executed in duplicate by STATE MUTUAL LIFE ASSURANCE COMPANY

By:     /s/ Robert P. Mills, Jr.          By:     /s/
       ------------------------------            -------------------------------
Title:  AVP & Actuary                     Title:  VP & Actuary
       ------------------------------            -------------------------------
Date:   July 20, 1993
       ------------------------------

                       AMENDMENT TO REINSURANCE AGREEMENTS

                                     between

          STATE MUTUAL LIFE ASSURANCE COMPANY, WORCESTER, MASSACHUSETTS
                (hereinafter referred to as "THE CEDING COMPANY")

                                       and

          GENERAL AMERICAN LIFE INSURANCE COMPANY, ST. LOUIS, MISSOURI
                 (hereinafter referred to as "GENERAL AMERICAN")

                   This Amendment is Effective August 1, 1993


Effective August 1, 1993, all agreements which cede or retrocede reinsurance form THE CEDING COMPANY to GENERAL AMERICAN are amended to replace GENERAL AMERICAN with Saint Louis Reinsurance Company. On and after August 1, 1993, all past, present and future rights and responsibilities of GENERAL AMERICAN under these agreements are assigned to Saint Louis Reinsurance Company.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as stated in this Amendment. It is subject to all of the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements.

IN WITNESS WHEREOF, all parties have executed this Amendment in triplicate.


GENERAL AMERICA LIFE INSURANCE COMPANY    STATE MUTUAL LIFE ASSURANCE COMPANY


By:     /s/                               By:     /s/ Robert P. Mills, Jr.
       ------------------------------            -------------------------------
Title:  Executive Vice President          Title:  AVP & Actuary
                                                 -------------------------------
Date:   July 20, 1993                     Date:   July 26, 1993
                                                 -------------------------------


SAINT LOUIS REINSURANCE COMPANY


By:     /s/
       ------------------------------
Title:  President

Date:   July 20, 1993

                               RGA Correspondence


                                 Omitted 2 Pages

                                     648-0-6


                                AMENDMENT TO THE

              AUTOMATIC REINSURANCE AGREEMENT Effective May 1, 1989

                                     between

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
                            Worcester, Massachusetts

                                       and

                         SAINT LOUIS REINSURANCE COMPANY
                               St. Louis, Missouri

                   This Amendment is Effective January 1, 1993


I.   INCREASED MINIMUM IN-FORCE NET AMOUNT AT RISK RENEWAL

     Effective January 1, 1993, the minimum in-force net amount at risk at renewal shall be increased to $25,001.

     Article IX, Paragraph B., of this Agreement is hereby revised to read as follows:

     "B. Whenever the amount of reinsurance on a policy under this Agreement reduces to $25,001, or less, the reinsurance will be wholly recaptured."

II. All provisions of the Automatic Reinsurance Agreement not amended herein remain unchanged.

                                                                         648-0-6


IN WITNESS WHEREOF, both parties have executed this Amendment in duplicate as follows:


                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA


By:     /s/ Robert P. Mills, Jr.          By:     /s/
       ------------------------------            -------------------------------
Title:  AVP & Actuary                     Title:  VP & Actuary
       ------------------------------            -------------------------------
Date:   December 15, 1993
       ------------------------------

                          ST. LOUIS REINSURANCE COMPANY


By:     /s/                               By:     /s/
       ------------------------------            -------------------------------
Title:  President                         Title:  Executive Vice President
       ------------------------------            -------------------------------
Date:   December 2, 1993
       ------------------------------

                                     648-0-7


                                AMENDMENT TO THE

              AUTOMATIC REINSURANCE AGREEMENT Effective May 1,1989

                                     between

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
                            Worcester, Massachusetts
                      (hereinafter call the CEDING COMPANY)

                                       and

                         SAINT LOUIS REINSURANCE COMPANY
                               St. Louis, Missouri
                       (hereinafter called SAINT LOUIS RE)

                   This Amendment is Effective January 1, 1993


I.   REVISED PREMIUMS AND PAY PERCENTS

     Effective for Exceptional Advantage policies dated January 1, 1993, and thereafter, the rates in Rate Table C-7 are hereby replaced by the attached Rate Table C-7 (Rev. 1-1-93) for the first $3,000,000 reinsured per insured life. Pay percentages shall also be revised.

     The Exhibit C cover pages are hereby replaced by the attached Exhibit C (Rev. 1-1-93) cover pages to document the above premium and pay percent changes.

II.  PARTICIPATION PERCENTAGE

     Effective for Exceptional Advantage policies dated January 1, 1993, and thereafter, the participation percentage shall be changed to 10%. Exhibit D is hereby replaced by the attached Exhibit D (Rev. 1-1-93) to document this change in participation percent.

III. All provisions of the Automatic Reinsurance Agreement not amended herein remain unchanged.

                                                                         648-0-7


                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA


By:     /s/ Robert P. Mills, Jr.          By:     /s/
       ------------------------------            -------------------------------
Title:  AVP & Actuary                     Title:  VP & Actuary
       ------------------------------            -------------------------------
Date:   April 19, 1994
       ------------------------------

                          ST. LOUIS REINSURANCE COMPANY


By:     /s/                               By:     /s/
       ------------------------------            -------------------------------
Title:  Executive VP Sales & Mktg.        Title:  Executive Vice President
       ------------------------------            -------------------------------
Date:   4-8-94
       ------------------------------

                                    EXHIBIT C

                                    PREMIUMS


JOINT AND LAST SURVIVOR

   BOTH LIVES REINSURED

     The basis for figuring the premiums payable for this coverage will be as described below:

          1. Joint and Last Survivor premium rates are attached as Tables C-1A, C-1B, and C-1C. These rates have been calculated from Single Life Mortality Rates with the result increased by 20 cents per thousand to cover simultaneous accidental deaths, reinsurance expenses and the reserving of capacity.

          2. The Joint and Last Survivor premium rates are pre-calculated for two male nonsmokers (C-1A), two male smokers (C-1B) and a male smoker/nonsmoker combination (C-1C), using a joint equal age approach. Table C-2 will be used to convert two single ages to a joint equal age. A five year setback will be used for female lives.

          3. A rate-up in age from Tables C-3 and C-4 will be used to handle table ratings (C-3) and flat extras (C-4).

     The steps to be used for finding the proper rate are as follows:

          1. Apply the five-year setback to change the female ages to male ages.

          2. Use Tables C-3 and C-4 to rate up male ages for table ratings and flat extras.

          3. Use Table C-2 to determine the joint equal age, with the age difference based on the ages resulting from steps 1 and 2.

          4. Use the joint equal age to find the proper Joint and Last Survivor premium rate from the applicable C-1 table (C-1A for NS/NS, C-1B for S/S or C-1C for S/NS).


(Rev. 1-1-93)

                                                                         648-0-7

JOINT AND LAST SURVIVOR (Cont'd.)

   ONE LIFE REINSURED

     When one of the lives is uninsurable, the premiums for the reinsured life will be on the basis of the rates shown in Table C-5, based on the age and sex of the single life being reinsured.

     The premium will be increased by any flat extra premium charged the insured on the face amount initially reinsured, less total allowances in the amount of 100% of any first year permanent (payable 6 years or more) extra or 20% of any first year temporary flat extra premium, and 20% of any renewal flat extra premium.

     For each case reinsured, GENERAL AMERICAN will receive a policy fee of $25.00 each year in addition to the rates as described in this exhibit.

EXCHANGE OPTION RIDER

   EXCHANGE OPTION

     The consideration payable for reinsurance of the Exchange Option Rider will be based on the rates shown in Tables C-6.

   OPTION POLICIES

     At the exercise of the Exchange Option, the premiums will be based on a point in scale transfer to the premium basis described in the reinsurance treaty document covering the plan involved, measured from the issue date of the original policy.


(Rev. 1-1-93)

                                                                         648-0-7

JOINT AND LAST SURVIVOR (CONT'D.)

EXCEPTIONAL ADVANTAGE

     The basis for figuring the premiums payable for this coverage will be determined according to the amount reinsured per insured life as follows:

        FIRST $3,000,000 REINSURED PER INSURED LIFE

          1. The reinsurance premium for each life covered under a policy will be based on the appropriate rate from the attached Table C-7 (Rev. 1-1-93), multiplied by the following percentages:

                                                          YEARS
                       CLASS                1              2-10             11+
                       -----                -              ----             ---
               Nonsmoker                    0%              58%              72%
               Smoker                       0%              62%              75%

               For substandard table ratings, the rates will be increased by 25% per table.

               The premium will be increased by any flat extra premium charged the insured on the face amount initially reinsured, less total allowances in the amount of 100% of any first year permanent (payable 6 years or more) extra or 20% of any first year temporary flat extra premium, and 20% of any renewal flat extra premium.

               Increases in the death benefit that are underwritten in accordance with the CEDING COMPANY'S usual underwriting standards for individually selected risks for new issues will be treated as new business and the percentages will recommence at the first year.

          2. The individual reinsurance premiums will then be combined and the resulting amount will be multiplied by 95% to arrive at the total reinsurance premium to be paid to SAINT LOUIS RE on the policy.


(Rev. 1-1-93)

                                                                         648-0-7

EXCEPTIONAL ADVANTAGE (CONT'D.)

     REINSURED AMOUNTS IN EXCESS OF $3,000,000 PER INSURED LIFE

          1. Premiums for life reinsurance of amounts in excess of $3,000,000 per insured life will be based on the rates shown in Table C-8 (Rev. 1-1-93).

               Flat extra premiums will be on the same basis as described above.

          2. The individual reinsurance premiums will then be combined and the resulting amount will be multiplied by 95% to arrive at the total reinsurance premium to be paid to SAINT LOUIS RE on the policy.


(Rev. 1-1-93)

                                 STATE MUTUAL UL

                            ANNUAL MORTALITY CHARGES


                                 Omitted 4 Pages

                                                                         648-0-7

                                    EXHIBIT D

                                     LIMITS

SAINT LOUIS RE'S PARTICIPATION PERCENTAGE

     SAINT LOUIS RE'S participation percentage for each risk reinsured shall be as shown below:

          JOINT AND LAST SURVIVOR

                                    33 1/3 %

          EXCEPTIONAL ADVANTAGE

                                       10%

AUTOMATIC BINDING LIMIT

     The CEDING COMPANY agrees not to automatically bind SAINT LOUIS RE when the amount to be ceded to SAINT LOUIS RE exceeds the following limits:

          Regular Retention Cases:  $2,000,000

          Special Automatic Cases:  Binding limit equal to amount retained by the CEDING COMPANY

ISSUE LIMIT

     The amount issued on any case ceded automatically shall not exceed the following limit:

                                   $7,000,000

JUMBO LIMIT

     A Jumbo risk is one where the amount of insurance already in force and applied for on the risk in all companies exceeds the following limit:

                                   $15,000,000

ISSUE AGE LIMIT

     Each of the lives must be age 80 or less.


(Rev. 1-1-93)

                                     648-0-8

                                AMENDMENT TO THE

              AUTOMATIC REINSURANCE AGREEMENT Effective May 1, 1989

                                     between

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
                            Worcester, Massachusetts

                                       and

              SAINT LOUIS REINSURANCE COMPANY, St. Louis, Missouri

                    This Amendment is Effective April 1, 1994


I.   NEW YORK BUSINESS PREVIOUSLY ISSUED BY SMA LIFE

     Effective for business issued on and after April 1, 1994, all business previously issued in New York by SMA Life Assurance Company and retroceded to SAINT LOUIS RE by STATE MUTUAL will not be issued by STATE MUTUAL and ceded directly to SAINT LOUIS RE under the terms of this Agreement.

II. All provisions of the Automatic Reinsurance Agreement not amended herein remain unchanged.

IN WITNESS WHEREOF, both parties have executed this Amendment in duplicate as follows:

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

By:     /s/ Robert P. Mills, Jr.          By:     /s/
       ------------------------------            -------------------------------
Title:  AVP & Actuary                     Title:  VP & Actuary
       ------------------------------            -------------------------------
Date:   May 19, 1994
       ------------------------------

                          ST. LOUIS REINSURANCE COMPANY

By:     /s/                               By:     /s/
       ------------------------------            -------------------------------
Title:  Executive Vp Sales & Mktg.        Title:  Executive V.P.
       ------------------------------            -------------------------------
Date:   (illegible)
       ------------------------------

                                     648-0-9

                                AMENDMENT TO THE

              AUTOMATIC REINSURANCE AGREEMENT Effective May 1,1989

                                     between

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
                            Worcester, Massachusetts

                                       and

              SAINT LOUIS REINSURANCE COMPANY, St. Louis, Missouri

                   This Amendment is Effective January 1, 1994


I.   ELIMINATION OF POLICY FEE

     Effective with policies issued on and after January 1, 1994, the policy fee is hereby eliminated and the Exhibit C cover pages are hereby replaced by the attached Exhibit C cover pages which have been amended through the removal of the sentence that had made reference to policy fees.

II. All provisions of the Automatic Reinsurance Agreement not amended herein remain unchanged.

IN WITNESS WHEREOF, both parties have executed this Amendment in duplicate as follows:

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

By:     /s/ Robert P. Mills, Jr.          By:     /s/
       ------------------------------            -------------------------------
Title:  AVP & Actuary                     Title:  VP & Actuary
       ------------------------------            -------------------------------
Date:   August 4, 1994
       ------------------------------

                          ST. LOUIS REINSURANCE COMPANY

By:     /s/                               By:     /s/
       ------------------------------            -------------------------------
Title:  Executive Vice President          Title:  Executive Vice President & COO
       ------------------------------            -------------------------------
Date:   7-28-94
       ------------------------------


State Mu.648-0-9
July 26, 1994

                               EXHIBIT C (CONT'D.)

JOINT AND LAST SURVIVOR (CONT'D.)

   ONE LIFE REINSURED

     When one of the lives is uninsurable, the premiums for the reinsured life will be on the basis of the rates shown in Table C-5, based on the age and sex of the single live being reinsured.

     The premium will be increased by any flat extra premium charged the insured on the face amount initially reinsured, less total allowances in the amount of 100% of any first year permanent (payable 6 years or more) extra or 20% of any first year temporary flat extra premium, and 20% of any renewal flat extra premium.

EXCHANGE OPTION RIDER

   EXCHANGE OPTION

     The consideration payable for reinsurance of the Exchange Option Rider will be based on the rates shown in Tables C-6.

   OPTION POLICIES

     At the exercise of the Exchange Option, the premiums will be based on a point-in-scale transfer to the premium basis described in the reinsurance treaty document covering the plan involved, measured from the issue date of the original policy.

EXCEPTIONAL ADVANTAGE

   The basis for figuring the premiums payable for this coverage will be determined according to the amount reinsured per insured life as follows:

     FIRST $3,000,000 REINSURED PER INSURED LIFE

          1. The reinsurance premium for each life covered under a policy will be based on the appropriate rate from the attached Table C-7 (Rev. 1-1-93), multiplied by the following percentages:

                                                             YEARS

                            CLASS              1              2-10             11+
                            -----              -              ----             ---
               Nonsmoker                      0%              58%              72%
               Smoker                         0%              62%              75%

(Rev. 1-1-94)

State Mu.648-0-9
July 26, 1994

                               EXHIBIT C (CONT'D.)

EXCETIONAL ADVANTAGE (CONT'D.)

               For substandard table ratings, the rates will be increased by 25% per table.

               The premium will be increased by any flat extra premium charged the insured on the face amount initially reinsured, less total allowances in the amount of 100% of any first year permanent (payable 6 years or more) extra or 20% of any first year temporary flat extra premium, and 20% of any renewal flat extra premium.

               Increases in the death benefit that are underwritten in accordance with the CEDING COMPANY'S usual underwriting standards for individually selected risks for new issues will be treated as new business and the percentages will recommence at the first year.

          2. The individual reinsurance premiums will then be combined and the resulting amount will be multiplied by 95% to arrive at the total reinsurance premium to be paid to SAINT LOUIS RE on the policy.

     REINSURED AMOUNTS IN EXCESS OF $3,000,000 PER INSURED LIFE

          1. Premiums for life reinsurance of amounts in excess of $3,000,000 per insured life will be based on the rates shown in Table C-8 (Rev. 1-1-93).

               Flat extra premiums will be on the same basis as described above.

          2. The individual reinsurance premiums will then be combined and the resulting amount will be multiplied by 95% to arrive at the total reinsurance premium to be paid to SAINT LOUIS RE on the policy.


(Rev. 1-1-94)

State Mu.648-0-9
July 26, 1994

                                     648-1-0

                                 ADDENDUM TO THE

                AUTOMATIC REINSURANCE AGREEMENT DATED May 1,1989

                                     between

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
                            Worcester, Massachusetts

                                       and

              SAINT LOUIS REINSURANCE COMPANY, St. Louis, Missouri

                    This Addendum is Effective March 1, 1994


I.   ADDITION OF VARIABLE INHEIRITAGE PLAN & SECOND-TO-DIE RIDER

     Effective March 1, 1994, reinsurance required by STATE MUTUAL on the policy plan and rider listed below will be assumed by SAINT LOUIS RE under the terms of this Agreement:

                       VARIABLE INHEIRITAGE (Form 1026-94)
                       SECOND-TO-DIE RIDER (Form 1079-94)

     Exhibit B of this Agreement is hereby replaced by the attached Exhibit B which now includes the Variable Inheiritage Plan and Second-to-Die Rider in the list of plans and riders covered.

     The cover pages for Exhibit C are hereby replaced by the attached Exhibit C cover pages showing the reinsurance premium basis for the above plan and rider.

     Exhibit D of this Agreement is hereby replaced by the attached Exhibit D showing limits that apply to the Variable Inheiritage Plan and Second-To-Die Rider combined.

II. All provisions of the Automatic Reinsurance Agreement not specifically modified herein remain unchanged.


State Mu.648-1-0
July 26, 1994

IN WITNESS WHEREOF, both parties have executed this Addendum in duplicate as follows:


                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

By:     /s/ Robert P. Mills, Jr.          By:     /s/
       ------------------------------            -------------------------------
Title:  AVP & Actuary                     Title:  VP & Actuary
       ------------------------------            -------------------------------
Date:   August 4, 1994
       ------------------------------

                          ST. LOUIS REINSURANCE COMPANY

By:     /s/                               By:     /s/
       ------------------------------            -------------------------------
Title:  Executive Vice President          Title:  Executive Vice President & COO
       ------------------------------            -------------------------------
Date:   7-28-94
       ------------------------------


State Mu.648-1-0
July 26, 1994

                                    EXHIBIT B


                        POLICY PLANS AND RIDERS REINSURED



EFFECTIVE DATE

         May 1, 1989                JOINT AND LAST SURVIVOR

         May 1, 1989                EXCHANGE OPTION RIDER

         September 1, 1990          EXCEPTIONAL ADVANTAGE

         March 1, 1994              VARIABLE INHEIRITAGE (Form 1026-94)

         March 1, 1994              SECOND-TO-DIE RIDER (Form 1079-94)
                                    (attached to VARIBLE INHEIRITAGE)


(Rev. 3-1-94)
State Mu.648-1-0
July 26, 1994

                                    EXHIBIT C


                                    PREMIUMS


JOINT AND LAST SURVIVOR, VARIABLE INHEIRITAGE

   BOTH LIVES REINSURED

     The basis for figuring the premiums payable for this coverage will be as described below:

          1. Joint and Last Survivor premium rates are attached as Tables C-1A, C-1B, and C-1C. These rates have been calculated from Single Life Mortality Rates with the result increased by 20 cents per thousand to cover simultaneous accidental deaths, reinsurance expenses and the reserving of capacity.

          2. The Joint and Last Survivor premium rates are pre-calculated for two male nonsmokers (C-1A), two male smokers (C-1B) and a male smoker/nonsmoker combination (C-1C), using a joint equal age approach. Table C-2 will be used to convert two single ages to a joint equal age. A five year setback will be used for female lives.

          3. A rate-up in age from Tables C-3 and C-4 will be used to handle table ratings (C-3) and flat extras (C-4).

     The steps to be used for finding the proper rate are as follows:

          1. Apply the five-year setback to change the female ages to male ages.

          2. Use Tables C-3 and C-4 to rate up male ages for table ratings and flat extras.

          3. Use Table C-2 to determine the joint equal age, with the age difference based on the ages resulting from steps 1 and 2.

          4. Use the joint equal age to find the proper Joint and Last Survivor premium rate from the applicable C-1 table (C-1A for NS/NS, C-1B for S/S or C-1C for S/NS).


(Rev. 3-1-94)
State Mu.648-1-0
July 26, 1994

JOINT AND LAST SURVIVOR, VARIABLE INHEIRITAGE (CONT'D.)

   ONE LIFE REINSURED

     When one of the lives is uninsurable, the premiums for the reinsured life will be on the basis of the rates shown in Table C-5, based on the age and sex of the single live being reinsured.

     The premium will be increased by any flat extra premium charged the insured on the face amount initially reinsured, less total allowances in the amount of 100% of any first year permanent (payable 6 years or more) extra or 20% of any first year temporary flat extra premium, and 20% of any renewal flat extra premium.

EXCHANGE OPTION RIDER

   EXCHANGE OPTION

     The consideration payable for reinsurance of the Exchange Option Rider will be based on the rates shown in Tables C-6.

   OPTION POLICIES

     At the exercise of the Exchange Option, the premiums will be based on a point in scale transfer to the premium basis described in the reinsurance treaty document covering the plan involved, measured from the issue date of the original policy.

SECOND-TO-DIE RIDER

   The consideration payable for reinsurance of a Second-To-Die Rider attached to a Variable Inheiritage policy will be based on the monthly rates shown below:

               AVERAGE ISSUE AGE*                   MONTHLY RATE PER $1,000
               -----------------                    -----------------------
                     5 - 7                                  $0.07
                    8 - 46                                   0.08
                   47 - 54                                   0.09
                   55 - 59                                   0.10
                   60 - 63                                   0.11
                   64 - 85                                   0.12

               *The Average Issue Age is defined to be the truncated average of the two insureds.


(Rev. 3-1-94)
State Mu.648-1-0
July 26, 1994

SECOND-TO-DIE RIDER (CONT'D.)

   The premiums are increased on a percentage basis for substandard tables.

   The premium will be increased by any flat extra premium charged the insured on the amount reinsured.

   The premiums are level for a 4-year period. The Rider is not renewable and is not convertible.

EXCEPTIONAL ADVANTAGE

   The basis for figuring the premiums payable for this coverage will be determined according to the amount reinsured per insured life as follows:

     FIRST $3,000,000 REINSURED PER INSURED LIFE

          1. The reinsurance premium for each life covered under a policy will be based on the appropriate rate from the attached Table C-7 (Rev. 1-1-93), multiplied by the following percentages:

                                                            YEARS

                            CLASS             1              2-10             11+
                            -----             -              ----             ---
               Nonsmoker                     0%              58%              72%
               Smoker                        0%              62%              75%

               For substandard table ratings, the rates will be increased by 25% per table.

               The premium will be increased by any flat extra premium charged the insured on the face amount initially reinsured, less total allowances in the amount of 100% of any first year permanent (payable 6 years or more) extra or 20% of any first year temporary flat extra premium, and 20% of any renewal flat extra premium.

               Increases in the death benefit that are underwritten in accordance with the CEDING COMPANY'S usual underwriting standards for individually selected risks for new issues will be treated as new business and the percentages will recommence at the first year.

          2. The individual reinsurance premiums will then be combined and the resulting amount will be multiplied by 95% to arrive at the total reinsurance premium to be paid to SAINT LOUIS RE on the policy.


(Rev. 3-1-94)
State Mu.648-1-0
July 26, 1994

EXCEPTIONAL ADVANTAGE (CONT'D.)

     REINSURED AMOUNTS IN EXCESS OF $3,000,000 PER INSURED LIFE

          1. Premiums for life reinsurance of amounts in excess of $3,000,000 per insured life will be based on the rates shown in Table C-8 (Rev. 1-1-93).

               Flat extra premiums will be on the same basis as described above.

          2. The individual reinsurance premiums will then be combined and the resulting amount will be multiplied by 95% to arrive at the total reinsurance premium to be paid to SAINT LOUIS RE on the policy.


(Rev. 3-1-94)
State Mu.648-1-0
July 26, 1994

                                    EXHIBIT D

                                     LIMITS


SAINT LOUIS RE'S PARTICIPATION PERCENTAGE

     SAINT LOUIS RE'S participation percentage for each risk reinsured shall be as shown below:

          JOINT AND LAST SURVIVOR
          VARIABLE INHEIRITAGE, SECOND-TO-DIE RIDER

                                    33 1/3 %

          EXCEPTIONAL ADVANTAGE

                                       10%

AUTOMATIC BINDING LIMIT

     The CEDING COMPANY agrees not to automatically bind SAINT LOUIS RE when the amount to be ceded to SAINT LOUIS RE exceeds the following limits (base policy and rider combined):

          Regular Retention Cases:  $2,000,000

          Special Automatic Cases:  Binding limit equal to amount retained by the CEDING COMPANY

ISSUE LIMIT

     The amount issued on any case ceded automatically shall not exceed the following limit:

                                   $7,000,000

JUMBO LIMIT

     A Jumbo risk is one where the amount of insurance already in force and applied for on the risk in all companies exceeds the following limit:

                                   $15,000,000

ISSUE AGE LIMIT

     Each of the lives must be age 80 or less.


(Rev. 3-1-94)
State Mu.648-1-0
July 26, 1994

                                    648-0-11


                                AMENDMENT TO THE

                AUTOMATIC REINSURANCE AGREEMENT DATED May 1,1989

                                     between

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA
                            Worcester, Massachusetts

                                       and

                             RGA REINSURANCE COMPANY
                               St. Louis, Missouri
               (Formerly known as Saint Louis Reinsurance Company)

                    This Amendment is Effective June 1, 1995


Effective June 1, 1995, this Agreement is being amended as described below. These changes shall affect new business issued on and after September 1, 1990.

I.   CLARIFICATION OF SURVIVORSHIP BENEFIT

     This Amendment shall hereby clarify the Survivorship Benefit which is associated with the Exceptional Advantage Plan, effective September 1, 1990.

     Beginning on the date of death of the first to die while this policy is in force, term insurance will be provided on each of the insureds who survive. The term insurance will continue for 90 days. The amount of the term insurance benefit will be the face amount of the policy as of the date of death of the first to die. Unless requested otherwise, the term insurance benefit will be payable to the beneficiary named in the policy, and the benefit will be paid in the same way as the other death proceeds payable under this policy. The owner may name a new beneficiary for the term insurance benefit after the death of the first to die. There will be no premiums payable for reinsurance of the Survivorship Benefit.


State Mu.648-0-11
09006480.011
June 26, 1995

II.  REMOVAL OF PAY PERCENT FOR EXCEPTIONAL ADVANTAGE PLAN

     Effective September 1, 1990, the 95% pay percent applicable to the Exceptional Advantage Plan when both individual reinsurance premiums are combined, is hereby deleted.

     Item 2. under the Exceptional Advantage section of Exhibit C of this Agreement is hereby revised to read:

          "The individual reinsurance premiums will then be combined to arrive at the total reinsurance premium to be paid to RGA RE on the policy."

III. All provisions of the Automatic Reinsurance Agreement not specifically modified herein remain unchanged.


IN WITNESS WHEREOF, both parties have executed this Amendment in duplicate as follows:


STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA


By:     /s/ Robert P. Mills, Jr.          By:     /s/
       ------------------------------            -------------------------------
Title:  AVP & Actuary                     Title:  VP & Actuary
       ------------------------------            -------------------------------
Date:   August 2, 1995
       ------------------------------


RGA REINSURANCE COMPANY
(Formerly known as Saint Louis Reinsurance Company)


By:     /s/                               By:     /s/
       ------------------------------            -------------------------------
Title:  Vice President                    Title:  Executive Director
       ------------------------------            -------------------------------
Date:   7-3-95
       ------------------------------


State Mu.648-0-11
09006480.011
June 26, 1995

                                    648-0-10

                                AMENDMENT TO THE

                AUTOMATIC REINSURANCE AGREEMENT DATED May 1,1989

                                     between

    STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA, Worcester, Massachusetts

                                       and

                             RGA REINSURANCE COMPANY
               (Formerly known as Saint Louis Reinsurance Company)
                               St. Louis, Missouri

                     This Amendment is Effective May 1, 1989

I.   EXTENDED JOINT EQUAL AGE TABLE

     Table C-2 of this Agreement is hereby replaced by the attached Table C-2 which has been extended through the addition of the Age Differences and years of Addition to Younger Age shown below:

                          AGE                 ADDITION TO
                      DIFFERENCE              YOUNGER AGE
                      ----------              -----------
                        61 - 64                   20
                        65 - 68                   21
                        69 - 72                   22
                        73 - 77                   23
                        78 - 80                   24

II. All provisions of the Automatic Reinsurance Agreement not specifically modified herein remain unchanged.

IN WITNESS WHEREOF, both parties have executed this Amendment in duplicate as follows:

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

By:     /s/ Robert P. Mills, Jr.          By:     /s/
       ------------------------------            -------------------------------
Title:  AVP & Actuary                     Title:  VP & Actuary
       ------------------------------            -------------------------------
Date:   September 11, 1995
       ------------------------------

                             RGA REINSURANCE COMPANY
               (Formerly known as Saint Louis Reinsurance Company)

By:     /s/                               By:     /s/
       ------------------------------            -------------------------------
Title:  Executive Director                Title:  Vice President
       ------------------------------            -------------------------------
Date:   (illegible)
       ------------------------------


State Mu.648-0-10
09006480.010
September 5, 1995

                              JOINT EQUAL AGE TABLE

                           AGE                  ADDITION TO
                       DIFFERENCE               YOUNGER AGE
                       ----------               -----------
                            0                         0
                          1 - 2                       1
                          3 - 4                       2
                          5 - 6                       3
                          7 - 8                       4

                         9 - 10                       5
                        11 - 12                       6
                        13 - 15                       7
                        16 - 18                       8
                        19 - 21                       9

                        22 - 24                      10
                        25 - 28                      11
                        29 - 32                      12
                        33 - 36                      13
                        37 - 40                      14

                        41 - 44                      15
                        45 - 48                      16
                        49 - 52                      17
                        53 - 56                      18
                        57 - 60                      19

                        61 - 64                      20
                        65 - 68                      21
                        69 - 72                      22
                        73 - 77                      23
                        78 - 80                      24

          To determine the Joint Equal Age, figure the age difference, look up the "Addition to Younger Age" in this table and add it to the younger age.


State Mu.648-0-10
09006480.010
September 5, 1995

                                    648-0-12

                                AMENDMENT TO THE

                AUTOMATIC REINSURANCE AGREEMENT Dated May 1, 1989

                                     between

    STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA, Worcester, Massachusetts

                                       and

                  RGA REINSURANCE COMPANY, St. Louis, Missouri

                  This Amendment is Effective October 11, 1995


I.   NAME CHANGE FOR CEDING COMPANY

     As a result of demutualization effective October 11, 1995, the name of the Ceding Company has been changed from State Mutual Life Assurance Company of America to First Allmerica Financial Life Insurance Company. This Automatic Agreement and the Amendments and Addendum to it are hereby amended to reflect this name change. All provisions contained in these documents now apply to business ceded by First Allmerica Financial Life Insurance Company to RGA Reinsurance Company.

II. All provisions of the Automatic Reinsurance Agreement not amended herein remain unchanged.

IN WITNESS WHEREOF, both parties have executed this Amendment in duplicate as follows:

                    FIRST ALLMERICA FINANCIAL LIFE INSURANCE
        COMPANY (Formerly State Mutual Life Assurance Company of America)

By:     /s/ Robert P. Mills, Jr.          By:     /s/
       ------------------------------            -------------------------------
Title:  AVP & Actuary                     Title:  VP & Actuary
       ------------------------------            -------------------------------
Date:   2/12/96
       ------------------------------

                             RGA REINSURANCE COMPANY

By:     /s/                               By:     /s/
       ------------------------------            -------------------------------
Title:  Vice President                    Title:  Executive Director
       ------------------------------            -------------------------------
Date:   1-26-96
       ------------------------------


State Mu.648-0-12
09006480.012
January 29, 1996

                                AMENDMENT TO THE

                              REINSURANCE AGREEMENT

                                     between

          STATE MUTUAL LIFE ASSURANCE COMPANY, Worcester, Massachusetts
                    (hereinafter called the "CEDING COMPANY")

                                       and

                  RGA REINSURANCE COMPANY, St. Louis, Missouri
                          (hereinafter called "RGA RE")

   This Amendment is Effective the Original Date of the Reinsurance Agreement.


I.   CLAIMS

     Effective the Original Date of all Reinsurance Agreements containing Facultative Provisions, the following paragraph is hereby added to the Claims provision:

          "In the event RGA RE does not receive notification of acceptance from the CEDING COMPANY prior to the death occurring, the RGA RE will apply the CEDING COMPANY'S tie breaker rules as described in Attachment A to this Amendment."

II. All provisions of the Reinsurance Agreement not specifically modified herein remain unchanged.

IN WITNESS WHEREOF, both parties have executed this Amendment in duplicate as follows:

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

By:     /s/ Robert P. Mills, Jr.          By:     /s/
       ------------------------------            -------------------------------
Title:  AVP & Actuary                     Title:  VP & Actuary
       ------------------------------            -------------------------------
Date:   January 18, 1996
       ------------------------------

                             RGA REINSURANCE COMPANY
               (Formerly known as Saint Louis Reinsurance Company)

By:     /s/                               By:     /s/
       ------------------------------            -------------------------------
Title:  Vice President                    Title:  Exec. Director
       ------------------------------            -------------------------------
Date:   5/6/96
       ------------------------------

                                                                    Attachment A


                          Facultative Tie Breaker Rules


(Companies shown below are ranked from the lowest reinsurance cost to the highest reinsurance cost. If same number within a column, cost is equal.)

                                      UNIVERSAL LIFE                   EXECTERM II                      TEN YR. TERM
                                      (INCLUDES VEL                        AND                         & State Mutual
         INHEIRITAGE                  AND ADVANTAGE)                     FLEXTERM                         BUSINESS
         -----------                  --------------                     --------                         --------
1. Conn. General (K)            1. Life Re (G)                   1. Gen. American (D)             1. Life Re (G)

1. Gen. American (D)            2. Conn. General (K)             2. Life Re (G)                   2. Gen. American (D)

1. Lincoln (X)                  3. Cologne (B)                   3. Conn. General (K)             3. Lincoln (X)

                                4. Lincoln (X)                   4. Lincoln (X)                   4. Cologne (B)

                                5. Gen. Amer. (D)                                                 5. Conn. General (K)

                                    648-02-00

                                    ADDENDUM

                                     to the

              AUTOMATIC AND FACULTATIVE AGREEMENT Dated May 1, 1989

                                     between

   FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY, Worcester, Massachusetts

                                       and

                  RGA REINSURANCE COMPANY, St. Louis, Missouri

                   This Addendum is Effective February 1, 1997


I.   ADDITION OF SECOND-TO-DIE SINGLE PREMIUM VARIABLE UNIVERSAL LIFE

     Effective February 1, 1997, reinsurance required by the CEDING COMPANY on the policy plan listed below will be assumed by RGA RE under the terms of this Agreement:

     SECOND-TO-DIE SINGLE PREMIUM VARIABLE UNIVERSAL LIFE (Form 1030-96)

     For this plan, the first year net amount at risk must equal or exceed $50,001 for any reinsurance to be ceded.

     Exhibit B, Policy Plans and Riders Reinsured (Rev. 3/1/94) of this Agreement is hereby revised and replaced by the attached Exhibit B, Policy Plans and Riders Reinsured (Rev. 2/1/97) which now includes Second-To-Die Single Premium Variable Universal Life in the list of plans and riders covered.

     The Exhibit C, Premiums (Rev. 3/1/94) cover pages of this Agreement are hereby revised and replaced by the attached Exhibit C, Premiums (Rev. 2/1/97) cover pages showing the reinsurance premium basis for the above plan.

     Exhibit D, Limits (Rev. 3/1/94) of this Agreement is hereby revised and replaced by the attached Exhibit D, Limits (Rev. 2/1/97) which now shows the participation for the Second-To-Die Single Premium Variable Universal Life Plan.

II.  ADDITION OF UNDERWRITING GUIDELINES

     Effective February 2, 1997, Underwriting Guidelines are hereby added as Exhibit E.

III. All provisions of the Automatic and Facultative Reinsurance Agreement not specifically modified herein remain unchanged.


J:\TREATY\TRTY\DOCS.CO#\090\09006480.200
FAFLIC.648-02-00
April 21,1997

IN WITNESS WHEREOF, both parties have executed this Addendum in duplicate as follows:

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

By:     /s/ Robert P. Mills, Jr.          By:     /s/
       ------------------------------            -------------------------------
Title:  AVP & Actuary                     Title:  VP & Actuary
       ------------------------------            -------------------------------
Date:   April 28, 1997                    Date:   April 28, 1997
       ------------------------------            -------------------------------


RGA REINSURANCE COMPANY


By:     /s/
       ------------------------------
Title:  Vice President

Date:   4-22-97
       ------------------------------


J:\TREATY\TRTY\DOCS.CO#\090\09006480.200
FAFLIC.648-02-00
April 21,1997

                                    EXHIBIT B

                        POLICY PLANS AND RIDERS REINSURED


EFFECTIVE DATE

         May 1, 1989          JOINT AND LAST SURVIVOR

         May 1, 1989          EXCHANGE OPTION RIDER

         September 1, 1990    EXCEPTIONAL ADVANTAGE

         March 1, 1994        VARIABLE INHEIRITAGE (Form 1026-94)

         March 1, 1994        SECOND-TO-DIE RIDER (Form 1079-94)
                              (attached to VARIBLE INHEIRITAGE)

         February 1, 1997     SECOND-TO-DIE SINGLE PREMIUM VARIABLE UNIVERSAL
                              LIFE (Form 1030-96)


(Rev. 2/1/97)

J:\TREATY\TRTY\DOCS.CO#\090\09006480.200
FAFLIC.648-02-00
April 21,1997

                                    EXHIBIT C

                                    PREMIUMS


JOINT AND LAST SURVIVOR, VARIABLE INHEIRITAGE, SECOND-TO-DIE SINGLE PREMIUM VARIABLE UNIVERSAL LIFE

   BOTH LIVES REINSURED

     The basis for figuring the premiums payable for this coverage will be as described below:

          1. Joint and Last Survivor premium rates are attached as Tables C-1A, C-1B, and C-1C. These rates have been calculated from Single Life Mortality Rates with the result increased by 20 cents per thousand to cover simultaneous accidental deaths, reinsurance expenses and the reserving of capacity.

          2. The Joint and Last Survivor premium rates are pre-calculated for two male nonsmokers (C-1A), two male smokers (C-1B) and a male smoker/nonsmoker combination (C-1C), using a joint equal age approach. Table C-2 will be used to convert two single ages to a joint equal age. A five year setback will be used for female lives.

          3. A rate-up in age from Tables C-3 and C-4 will be used to handle table ratings (C-3) and flat extras (C-4).

     The steps to be used for finding the proper rate are as follows:

          1. Apply the five-year setback to change the female ages to male ages.

          2. Use Tables C-3 and C-4 to rate up male ages for table ratings and flat extras.

          3. Use Table C-2 to determine the joint equal age, with the age difference based on the ages resulting from steps 1 and 2.

          4. Use the joint equal age to find the proper Joint and Last Survivor premium rate from the applicable C-1 table (C-1A for NS/NS, C-1B for S/S or C-1C for S/NS).

   ONE LIFE REINSURED

     When one of the lives is uninsurable, the premiums for the reinsured life will be on the basis of the rates shown in Table C-5, based on the age and sex of the single life being reinsured.

     The premium will be increased by any flat extra premium charged the insured on the face amount initially reinsured, less total allowances in the amount of 100% of any first year permanent (payable 6 years or more) extra or 20% of any first year temporary flat extra premium, and 20% of any renewal flat extra premium.


EXCHANGE OPTION RIDER


J:\TREATY\TRTY\DOCS.CO#\090\09006480.200
FAFLIC.648-02-00
April 21,1997

   EXCHANGE OPTION

     The consideration payable for reinsurance of the Exchange Option Rider will be based on the rates shown in Tables C-6.

   OPTION POLICIES

     At the exercise of the Exchange Option, the premiums will be based on a point in scale transfer to the premium basis described in the reinsurance treaty document covering the plan involved, measured from the issue date of the original policy.

SECOND-TO-DIE RIDER

     The consideration payable for reinsurance of a Second-To-Die Rider attached to a Variable Inheiritage policy will be based on the monthly rates shown below:

          AVERAGE ISSUE AGE*                   MONTHLY RATE PER $1,000
          -----------------                    -----------------------
                5 - 7                                  $0.07
               8 - 46                                   0.08
              47 - 54                                   0.09
              55 - 59                                   0.10
              60 - 63                                   0.11
              64 - 85                                   0.12

          *The Average Issue Age is defined to be the truncated average of the two insureds.

     The premiums are increased on a percentage basis for substandard tables.

     The premium will be increased by any flat extra premium charged the insured on the amount reinsured.

     The premiums are level for a 4-year period. The Rider is not renewable and is not convertible.

EXCEPTIONAL ADVANTAGE

     The basis for figuring the premiums payable for this coverage will be determined according to the amount reinsured per insured life as follows:

          FIRST $3,000,000 REINSURED PER INSURED LIFE

               1. The reinsurance premium for each life covered under a policy will be based on the appropriate rate from the attached Table C-7 (Rev. 1-1-93), multiplied by the following percentages:

                                                               YEARS

                               CLASS             1              2-10             11+
                               -----             -              ----             ---
                  Nonsmoker                     0%              58%              72%

                  Smoker                        0%              62%              75%


J:\TREATY\TRTY\DOCS.CO#\090\09006480.200
FAFLIC.648-02-00
April 21,1997

               For substandard table ratings, the rates will be increased by 25% per table.

               The premium will be increased by any flat extra premium charged the insured on the face amount initially reinsured, less total allowances in the amount of 100% of any first year permanent (payable 6 years or more) extra or 20% of any first year temporary flat extra premium, and 20% of any renewal flat extra premium.

               Increases in the death benefit that are underwritten in accordance with the CEDING COMPANY'S usual underwriting standards for individually selected risks for new issues will be treated as new business and the percentages will recommence at the first year.

          2. The individual reinsurance premiums will then be combined and the resulting amount will be multiplied by 95% to arrive at the total reinsurance premium to be paid to SAINT LOUIS RE on the policy.

     REINSURED AMOUNTS IN EXCESS OF $3,000,000 PER INSURED LIFE

          1. Premiums for life reinsurance of amounts in excess of $3,000,000 per insured life will be based on the rates shown in Table C-8 (Rev. 1-1-93).

               Flat extra premiums will be on the same basis as described above.

          2. The individual reinsurance premiums will then be combined and the resulting amount will be multiplied by 95% to arrive at the total reinsurance premium to be paid to RGA RE on the policy.


J:\TREATY\TRTY\DOCS.CO#\090\09006480.200
FAFLIC.648-02-00
April 21,1997

                                    EXHIBIT D

                                     LIMITS


RGA RE'S PARTICIPATION PERCENTAGE

     RGA RE's participation percentage for each risk reinsured shall be as shown below:

          JOINT AND LAST SURVIVOR,
          VARIABLE INHEIRITAGE, SECOND-TO-DIE RIDER,
          SECOND-TO-DIE SINGLE PREMIUM VARIBLE UNIVERSAL LIFE

                                    33 1/3 %

          EXCEPTIONAL ADVANTAGE

                                       10%

AUTOMATIC BINDING LIMITS

     The CEDING COMPANY agrees not to automatically bind RGA RE when the amount to be ceded to RGA RE exceeds the following limits (base policy and rider combined):

               Regular Retention Cases:  $2,000,000

               Special Automatic Cases:  Binding limit equal to amount retained by the CEDING COMPANY

ISSUE LIMIT

     The amount issued on any case ceded automatically shall not exceed the following limit (base policy and rider combined):

                                   $7,000,000

JUMBO LIMIT

     A Jumbo risk is one where the amount of insurance already in force and applied for on the risk in all companies exceeds the following limit:

                                   $15,000,000

ISSUE AGE LIMIT

     Each of the lives must be age 80 or less.


J:\TREATY\TRTY\DOCS.CO#\090\09006480.200
FAFLIC.648-02-00
April 21,1997

                                                                       EXHIBIT E


                          SPVUL UNDERWRITING PROCESSES

                             Simplified Underwriting
                         (Based on Age and Face Amount)


1.   An applicant must pay guideline single premium to qualify - See Exhibit I.

2. An applicant completes the Simplified Underwriting questions (two questions).

3. If the applicant answers NO to all questions, the applicant skips all other underwriting questions.

          Allmerica will request an MIB.

               a. If the MIB okay, Allmerica will issue the contract as soon as the payment is received and all forms are complete.

               b. If the MIB is not okay, Allmerica will contact the applicant directly for additional information. Based on information obtained from the applicant, Allmerica will decide what additional actions will be needed, i.e. contacting the applicant's personal physician, a medical test relating to the specific item and, in rare cases, a complete medical exam.

4. If the applicant answers YES to any of the questions, they will also complete the Additional Underwriting Information Section (Question #10).

          Allmerica will request an MIB.

               Allmerica will decide what additional actions will be needed, i.e. contacting the applicant's personal physician, a medical test relating to the specific item and, in rare cases, a complete medical exam.


AB-93/dca10.24.96

                                                                       EXHIBIT E


                          SPVUL UNDERWRITING PROCESSES

                            Basic - Full Underwriting
                         (Based on Age and Face Amount)


1.   An applicant completes the Basic Underwriting questions (five questions).

          Allmerica will request an MIB.

2. If the applicant answers YES to the "medical" questions, they will also complete the Additional Underwriting Information Section.

3. If the applicant answers YES to any of the other questions, Allmerica will send the applicant the proper Allmerica form(s).

4. Allmerica will contact Paramedical firm to order a medical exam or other normal age and amount requirements on the applicant.


AB-93/dca10.24.96

                                                                       EXHIBIT E


                             SIMPLIFIED UNDERWRITING
                                     (SPVUL)

                 AGE                   SINGLE PREMIUM (MAX)
               -------               ------------------------
                0 - 24               Simplified Not Available

               25 - 45                        $25,000

               45 - 55                        $30,000

               56 - 65                        $50,000

               66 - 80                       $100,000

                 81+                 Simplified Not Available

                                    648-00-13

                                    AMENDMENT

                                     to the

                      AUTOMATIC AGREEMENT Dated May 1, 1989

                                     between

   FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY, Worcester, Massachusetts
                    (hereinafter called the "CEDING COMPANY")

                                       and

                  RGA REINSURANCE COMPANY, St. Louis, Missouri
                      (hereinafter called the "REINSURER")

                   This Amendment is Effective August 1, 1997


I.   ISSUE AGE LIMIT EXTENDED TO 85

     Effective August 1, 1997, Exhibit D, Limits (Rev. 2/1/97) is hereby revised and replaced by the attached Exhibit D, Limits (Rev. 8/1/97) which now shows the extended issue age limit.

II.  REVISED RETENTION

     Effective August 1, 1997, Exhibit A, Retention Schedule (Rev. 1/1/93) is hereby revised and replaced by the attached Exhibit A, Retention Schedule (Rev. 8/1/97) which now shows the extended issue age limit.

III. All provisions of the Automatic Agreement not specifically modified herein remain unchanged.

IN WITNESS WHEREOF, both parties have executed this Amendment in duplicate as follows:

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

By:     /s/ Robert P. Mills, Jr.          By:     /s/
       ------------------------------            -------------------------------
Title:  AVP & Actuary                     Title:  VP & Actuary
       ------------------------------            -------------------------------
Date:   8/19/97                           Date:   8/19/97
       ------------------------------            -------------------------------

RGA REINSURANCE COMPANY

By:     /s/
       ------------------------------
Title:  Vice President

Date:   8/12/97
       ------------------------------


FAFLIC.09006480.013
August 11,1997

                                    EXHIBIT A

                  FIRST ALLMERICA FINANCIAL RETENTION SCHEDULE

                            Effective August 1, 1997

                                      LIFE

                                              STANDARD RISKS,
                                      SPECIAL CLASSES A THROUGH H AND         SPECIAL CLASSES J, L & P, AND
           AGES                        FLAT EXTRAS OF $20.00 OR LESS         FLAT EXTRAS OF $20.01 AND OVER
---------------------------------- -------------------------------------- --------------------------------------
             0                                   $500,000                                $250,000
          1 - 60                                 2,000,000                              1,000,000
          61 - 70                                1,000,000                               500,000
          71 - 80                                 500,000                                250,000
          81 - 85                         500,000 (up to Table F)

NOTES:    (1)  The above maximum limits are also the maximums on any one life for all plans and riders combined.

          (2)  The minimum size reinsurance case will be $50,001.


AVIATION

          Any situation involving aviation will use a $500,000 retention.


WAIVER OF PREMIUM DISABILITY & ACCIDENTAL DEATH BENEFITS

          Fully retained.


(Rev. 8/1/97)

FAFLIC.09006480.013
August 11,1997

                                    EXHIBIT D

                                     LIMITS


RGA RE'S PARTICIPATION PERCENTAGE

     RGA RE's participation percentage for each risk reinsured shall be as shown below:

          JOINT AND LAST SURVIVOR,
          VARIABLE INHEIRITAGE, SECOND-TO-DIE RIDER,
          SECOND-TO-DIE SINGLE PREMIUM VARIBLE UNIVERSAL LIFE

                                    33 1/3 %

          EXCEPTIONAL ADVANTAGE

                                       10%

AUTOMATIC BINDING LIMITS

     The CEDING COMPANY agrees not to automatically bind RGA RE when the amount to be ceded to RGA RE exceeds the following limits (base policy and rider combined):

          Regular Retention Cases:  $2,000,000

          Special Automatic Cases:  Binding limit equal to amount retained by the CEDING COMPANY

ISSUE LIMIT

     The amount issued on any case ceded automatically shall not exceed the following limit (base policy and rider combined):

                                   $7,000,000

JUMBO LIMIT

     A Jumbo risk is one where the amount of insurance already in force and applied for on the risk in all companies exceeds the following limit:

                                   $15,000,000

ISSUE AGE LIMIT

     Each of the lives must be age 80 or less.


(Rev. 8/1/97)

FAFLIC.09006480.013
August 11,1997
                                       3